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Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Matrix Concepts, Inc. (the "Company") on Form 10-QSB for the for the three months ended March 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, , Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Gary Martin
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Gary Martin
Chief Executive Officer and Chief Financial Officer
February 10, 2006


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